FOR IMMEDIATE RELEASE                                      [GOLDEN TELECOM LOGO]


                     ORGANIC GROWTH AND PLANNED ACQUISITIONS
          GOLDEN TELECOM REPORTS RESULTS FOR THE SECOND QUARTER OF 2003


MOSCOW, RUSSIA (AUGUST 13, 2003) -- Golden Telecom, Inc.'s (NASDAQ: "GLDN") consolidated revenue in the second quarter of 2003 was $80.7 million and consolidated net income was $11.9 million.

Here are some of the highlights for the second quarter 2003 vs. the second quarter 2002:

     o   CONSOLIDATED REVENUES OF $80.7 MILLION - UP 106%
     o   CONSOLIDATED OPERATING INCOME OF $17.5 MILLION - UP 243%
     o   CONSOLIDATED NET INCOME OF $11.9 MILLION - UP 325%
     o   CONSOLIDATED NET CASH FLOW FROM OPERATIONS OF $26.0 MILLION - UP 122%
     o   CONSOLIDATED EBITDA(1) OF $28.0 MILLION - UP 146%
     o   TOTAL BUSINESS SEGMENT REVENUES OF $80.8 MILLION - UP 15%
     o   TOTAL BUSINESS SEGMENT EBITDA(1) OF $28.0 MILLION - UP 21%

(Business segment information is defined as the results of Golden Telecom, Inc. plus the results of 100% of Sovintel and a number of non-consolidated regional joint ventures for all periods referenced.)

Alexander Vinogradov, Chief Executive Officer and President of Golden Telecom, Inc. commented: "Our second quarter operating results show continuing growth and demonstrate our ability to execute on our business model as we integrate the operations of Sovintel and TeleRoss. We are very pleased by our organic revenue growth of 15% relative to the same quarter last year. Still, the Russian market is very dynamic and we are facing strengthening competition and a changing regulatory environment as outlined in the new Law on Telecommunications. To meet these new challenges, it is important that we build economies of scale in our operations and networks and achieve the critical mass necessary to protect our commercial interests. Thus, prudent acquisitions remain an important element of our growth strategy.

In the second quarter, we announced the signing of a Memorandum of Understanding to acquire Sibchallenge in Krasnoyarsk for approximately $15 million. We recently executed a Share Purchase Agreement to acquire that property and expect the transaction to close in the third quarter, assuming the satisfaction of the numerous conditions precedent in this transaction. We believe that this deal represents good value for our shareholders - it will establish our presence in the dynamic resource-rich Krasnoyarsk region. As well as a good customer base, Sibchallenge has numbering capacity and interconnect agreements that are vital for growing this successful operation. We can add our management, existing networks, marketing and technology expertise to leverage this regional investment.

In the second quarter we also announced that we were in talks to acquire the Moscow based alternative operator Comincom, and its wholly owned subsidiary Combellga, from Telenor in an all-share deal. These talks remain on track."

Stan Abbeloos, Chief Operating Officer of Golden Telecom, Inc. said: "The second quarter saw growth across all major lines of business with the exception of Operator Services. The growth in Business Services of 12% relative to the first quarter was particularly pleasing as this business line represents our largest segment. In Business Services, a net gain of nearly 885 new corporate customers was achieved during the second quarter and 16 new multi-tenant business centers were signed up. We saw a 10% quarter-on-quarter decline in Operator Services in the second quarter. This line of business tends to produce uneven revenue streams and there were a number of one-off revenue items in the first quarter such as equipment sales, and extraordinary traffic revenues that were not repeated in the second quarter. Also, we face increasing competition from other operators in this sector. "

David Stewart, Chief Financial Officer of Golden Telecom, Inc. noted: "Golden Telecom finished the quarter in a strong financial position with net cash in excess of $50 million. We continued to generate significant positive free cash flow, and were able to pay off our $30 million debt to Citibank during the quarter. While we certainly face challenges in certain segments of our business, we reiterate our earlier 2003 guidance of revenue in the range of $320-340 million, EBITDA1 in the range $100-120 million, and capex in the range of $55-65 million. Note that this guidance does not include the potential effects of acquisitions that we may close during the year.

We have also changed our line of business reporting. Statement of Financial Accounting Standards 131 "Disclosures about Segments of an Enterprise and Related Information" requires that if a reorganization causes the chief decision-maker to alter the way that performance is assessed and resources are allocated inside the company, then the line of business reporting should change to reflect this.

The merger of our two largest wholly owned Russian operating subsidiaries was completed on April 15, 2003. All assets, liabilities, rights and obligations of Teleross were transferred to Sovintel as of this date. Following the completion of the merger of Sovintel and TeleRoss, the distinction between our CLEC, Data and Internet and long distance businesses, became less meaningful for the purpose of our financial reporting and business planning. We have reorganized from a product-based internal structure to a structure based on client focus, and from this quarter forward, our line of business reporting will reflect this as follows:

Business Services: the results of our voice and data operations with corporate customers (large and small) as well as retail customers, across all geographical markets and all industry segments (except other telecom companies); Operator
Services: the results of our voice and data operations with foreign and Russian telecommunications operators including mobile operators, such as VimpelCom; Consumer Internet: the results of our dial up Iinternet and related businesses in Russia; Mobile: the results of our mobile operations with distributors and end-users in Kiev and Odessa.

We have also reported business segment2 revenue and EBITDA1, which includes the results of Golden Telecom, Inc. plus the results of 100% of Sovintel and some of our non-consolidated regional ventures. This allows a comparison of the performance of the four lines of business that takes into account the effects of past acquisitions, in particular that of Sovintel."

MCT Corp., in which Golden Telecom holds an approximately 22% stake, yesterday announced that it has signed an agreement to sell its equity interests in five Russian cellular operators to OJSC "Mobile Telesystems" for $70 million.

MORE SECOND QUARTER 2003 RESULTS (AMOUNTS IN MILLIONS, EXCEPT PER SHARE DATA):

                                                                                   2Q03                        2Q03
                                                      2Q03          2Q02        VS 2Q02          1Q03        VS 1Q03
                                                      ----          ----        -------          ----        -------
Consolidated revenues                                $80.7         $39.2           106%         $78.4             3%
Operating income                                     $17.5          $5.1           243%         $17.2             2%
Income tax                                            $4.8          $0.8           500%          $4.2            14%
Effective income tax rate                              29%           22%                          25%
Net income                                           $11.9          $2.8           325%         $12.8           (7%)
Net income per share (fully diluted)                 $0.42         $0.12           250%         $0.47          (11%)
EBITDA1                                              $28.0         $11.4           146%         $27.6             1%
EBITDA1 margin                                         35%           29%                          35%
Diluted weighted average shares                       28.3          23.4            21%          27.4             3%
Capital expenditure                                  $16.0          $5.4           196%         $11.8            36%


ABOUT GOLDEN TELECOM (WWW.GOLDENTELECOM.COM)
Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States
(CIS). The Company offers voice, data and Internet services to corporations, operators and consumers using its metropolitan overlay networks in Moscow, Kiev, St. Petersburg and Nizhny Novgorod and via intercity fiber optic and satellite-based networks - including 149 combined access points in Russia and other countries of the CIS. The Company offers mobile services in Kiev and Odessa.

Statements made in this press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include our predictions regarding our expected revenue and EBITDA1 and capex in 2003, and regarding our planned acquisitions of Comincom and Sibchallenge. It is important to note that such statements involve risks and uncertainties, which may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, changes in timing for the deployment of additional networks which may affect our capital expenditure, our ability to consummate potential acquisitions, our ability to efficiently integrate the acquired companies, and political, economic and regulatory developments in Russia, Ukraine and Kazakhstan and increasing competition that may limit growth opportunities. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's periodic reports on Form 8-K filed during 2003, the Company's quarterly report on Form 10-Q for the quarter ended March 31st 2003, and the Company's annual report on Form 10-K for the year ended December 31, 2002.

FOR MORE INFORMATION, CONTACT:
PUBLIC RELATIONS:
Anna Chin Go Pin
e-mail: achin@gldn.net
tel.: +7-501-797-9300; fax: +7-501-797-9332
INVESTOR RELATIONS:
Tom Adshead
e-mail: tadshead@gldn.net
tel.: +7-501-797-9300; fax: +7-501-797-9331
www.goldentelecom.com

                              Golden Telecom, Inc.
          Condensed, Consolidated Statements of Operations (unaudited)
                  (Amounts in millions, except per share data)

                                                         Three Months Ended:                   Six Months Ended:
                                                  ----------------------------------   -----------------------------------
                                                      6/30/02           6/30/03             6/30/02           6/30/03
                                                      -------           -------             -------           -------
Revenues                                          $        39.2     $        80.7      $         75.6    $        159.1
Operating costs and expenses:
    Access and network services (excluding
    depreciation and amortization)                         17.6              39.4                33.0              76.7
    Selling, general and administrative
    (excluding depreciation and amortization)              10.2              13.3                19.9              26.8
    Depreciation and amortization                           6.3              10.5                12.3              20.9
                                                  --------------   ---------------     ---------------   ---------------
Operating Income                                            5.1              17.5                10.4              34.7

Other income (expense):
    Equity in earnings (losses) of ventures                (1.2)             (0.1)                0.5                --
    Foreign currency gain (loss)                           (0.2)               --                (0.5)              0.2
    Interest expense, net                                    --              (0.6)               (0.1)             (1.0)
    Minority interest                                      (0.1)             (0.1)               (0.2)             (0.2)
                                                  --------------   ---------------     ---------------   ---------------

       Total other expense                                 (1.5)             (0.8)               (0.3)             (1.0)

Income before income taxes                                  3.6              16.7                10.1              33.7
Income taxes                                                0.8               4.8                 2.1               9.0
                                                  --------------   ---------------     ---------------   ---------------
Income before cumulative effect of a change in
accounting principle                              $         2.8     $        11.9      $          8.0    $         24.7


Cumulative effect of a change in accounting
principle                                                    --                --                 1.0                --
                                                  --------------   ---------------     ---------------   ---------------

Net Income                                        $         2.8     $        11.9      $          9.0    $         24.7
                                                  ==============   ===============     ===============   ===============

Basic earnings per share of common stock:
    Income before cumulative effect of
    a change in accounting principle              $        0.12     $        0.43      $         0.36    $         0.90
    Cumulative effect of a change in
    accounting principle                                     --                --                0.04                --
                                                  --------------   ---------------     ---------------   ---------------
Basic earnings per share                          $        0.12     $        0.43      $         0.40    $         0.90
                                                  ==============   ===============     ===============   ===============

Weighted average common shares - basic                     22.7              27.5                22.6              27.3
                                                  --------------   ---------------     ---------------   ---------------

Diluted earnings per share of common stock:
    Income before cumulative effect of a
    change in accounting principle                $        0.12     $        0.42      $         0.35    $         0.89
    Cumulative effect of a change in
    accounting principle                                     --                --                0.04                --
                                                  --------------   ---------------     ---------------   ---------------
Diluted earnings per share                        $        0.12     $        0.42      $         0.39    $         0.89
                                                  ==============   ===============     ===============   ===============

Weighted-average common shares - diluted                   23.4              28.3                23.1              27.8
                                                  --------------   ---------------     ---------------   ---------------


                                    - MORE -

                              Golden Telecom, Inc.
                     Condensed, Consolidated Balance Sheets
                              (Amounts in millions)

                                                                         12/31/02             6/30/03
                                                                         --------             -------
                                                                         (audited)          (unaudited)
                                                                         ---------          -----------
ASSETS
Current assets
    Cash and cash equivalents                                      $            59.6    $           55.3
    Accounts receivable, net                                                    42.2                50.6
    VAT receivable                                                               4.0                 9.9
    Prepaid expenses and other assets                                           21.6                22.6
                                                                   ------------------   -----------------
       Total current assets                                                    127.4               138.4

Property and equipment, net                                                    166.1               174.6
Goodwill, net                                                                   71.7                71.7
Intangible assets, net                                                          56.0                54.1
Restricted cash and other assets                                                14.6                10.8
                                                                   ------------------   -----------------

TOTAL ASSETS                                                       $           435.8    $          449.6
                                                                   ==================   =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued expenses                          $            43.9    $           52.1
    VAT payable                                                                  4.4                 8.3
    Debt maturing within one year and capital lease obligations                  9.0                 1.4
    Other current liabilities                                                   13.7                15.6
                                                                   ------------------   -----------------
       Total current liabilities                                                71.0                77.4

Long-term debt and capital lease obligations                                    29.7                 5.4
Other liabilities                                                               25.4                24.1
                                                                   ------------------   -----------------

TOTAL LIABILITIES                                                              126.1               106.9

Minority interest                                                                2.2                 2.4

SHAREHOLDERS' EQUITY
    Common stock                                                                 0.3                 0.3
    Additional paid-in capital                                                 446.2               454.3
    Accumulated deficit                                                       (139.0)             (114.3)
                                                                   ------------------   -----------------

TOTAL SHAREHOLDERS' EQUITY                                                     307.5               340.3
                                                                   ------------------   -----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $           435.8    $          449.6
                                                                   ==================   =================



                                    - MORE -

                              Golden Telecom, Inc.
          Condensed, Consolidated Statements of Cash Flows (unaudited)
                              (Amounts in millions)

                                                                                  Six Months Ended:
                                                                       ----------------------------------------
                                                                              6/30/02              6/30/03
                                                                              -------              -------
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES                          $           19.4    $            45.7

INVESTING ACTIVITIES
        Purchase of property, equipment and intangible assets                      (10.0)              (27.8)
        Restricted cash                                                              1.4                 0.4
        Proceeds from investments available for sale                                 9.0                  --
        Purchase of investments available for sale                                  (2.0)                 --
        Other investing                                                              3.4                 1.2
                                                                       ------------------   -----------------

NET CASH (USED BY) PROVIDED BY INVESTING ACTIVITIES                                  1.8               (26.2)

FINANCING ACTIVITIES
        Repayments of debt                                                          (8.8)              (30.9)
        Net proceeds from exercise of employee stock options                         2.1                 8.0
        Other financing                                                               --                (0.9)
                                                                       ------------------   -----------------

NET CASH USED BY FINANCING ACTIVITIES                                               (6.7)              (23.8)

Effects of exchange rate changes on cash and cash equivalents                       (0.2)                 --
                                                                       ------------------   -----------------
Net (decrease) increase in cash and cash equivalents                                14.3                (4.3)
Cash and cash equivalents at beginning of period                                    37.4                59.6
                                                                       ------------------   -----------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                              $           51.7    $           55.3
                                                                       ==================   =================


                                    - MORE -

                              Golden Telecom, Inc.
                     Line-of-Business Statistics (unaudited)
                              (Amounts in millions)

The following table presents our consolidated segment information for the last five quarters.

THREE MONTHS ENDED:                          6/30/2002      9/30/2002       12/31/2002       3/31/2003       6/30/2003
                                            -----------     ----------     ------------      ----------     -----------
REVENUE
Business Services                                $16.5          $20.3            $39.3           $39.0           $43.6
Operator Services                                 14.8           18.3             28.3            29.8            26.8
Consumer Internet                                  5.0            5.2              6.2             7.1             7.2
Mobile Services                                    3.3            3.3              3.1             3.2             3.6
Corporate and Eliminations                        (0.4)          (0.8)            (0.1)           (0.7)           (0.5)
                                            -----------     ----------     ------------      ----------     -----------
     TOTAL CONSOLIDATED REVENUE                  $39.2          $46.3            $76.8           $78.4           $80.7
                                            ===========     ==========     ============      ==========     ===========

OPERATING INCOME
Business Services                                 $1.2           $1.6             $9.4           $10.6           $13.5
Operator Services                                  6.2            6.9              6.7             7.2             4.9
Consumer Internet                                 (1.8)          (1.3)            (0.9)           (0.5)           (0.5)
Mobile Services                                    1.0            1.2              0.8             1.1             1.6
Corporate                                         (1.5)          (1.7)            (1.7)           (1.2)           (2.0)
                                            -----------     ----------     ------------      ----------     -----------
     TOTAL CONSOLIDATED OPERATING INCOME          $5.1           $6.7            $14.3           $17.2           $17.5
                                            ===========     ==========     ============      ==========     ===========


                                    - MORE -

                              Golden Telecom, Inc.
                     Line-of-Business Statistics (unaudited)
                              (Amounts in millions)

The following table presents our business segment(2) information for the last five quarters.

THREE MONTHS ENDED:                                  6/30/02      9/30/02      12/31/02      3/31/03     6/30/03
                                                     --------     --------     ---------     --------    ---------
BUSINESS SEGMENT(2) REVENUE:
     Business Services                                 $36.8        $39.0         $39.3        $39.0        $43.6
     Operator Services                                  25.3         29.4          28.2         29.9         26.9
     Consumer Internet                                   5.0          5.2           6.2          7.1          7.2
     Mobile Services                                     3.3          3.3           3.1          3.2          3.6
     Corporate and eliminations                         (0.3)        (0.7)         (0.1)        (0.7)        (0.5)
                                                     --------     --------     ---------     --------    ---------
Total business segment(2) revenue                       70.1         76.2          76.7         78.5         80.8

Less: equity method ventures revenue                   (36.6)       (34.7)         (1.1)        (1.2)        (1.1)
Affiliate adjustment                                     5.7          4.8           1.2          1.1          1.0
                                                     --------     --------     ---------     --------    ---------
CONSOLIDATED REVENUE                                   $39.2        $46.3         $76.8        $78.4        $80.7

BUSINESS SEGMENT(2) EBITDA(1):
     Business Services                                 $12.3        $13.3         $14.0        $15.1        $18.0
     Operator Services                                  11.2         12.7          11.0         11.6          9.1
     Consumer Internet                                  (0.8)        (0.5)         (0.1)         0.4          0.4
     Mobile Services                                     1.6          1.8           1.6          1.8          2.3
     Corporate and eliminations                         (1.2)        (1.5)         (1.5)        (1.0)        (1.8)
                                                     --------     --------     ---------     --------    ---------
Total business segment(2) EBITDA(1)                     23.1         25.8          25.0         27.9         28.0

BUSINESS SEGMENT(2) DEPRECIATION AND AMORTIZATION:
     Business Services                                   3.2          4.2           4.5          4.5          4.5
     Operator Services                                   4.0          4.1           4.3          4.2          4.3
     Consumer Internet                                   0.9          0.8           0.8          0.9          0.9
     Mobile Services                                     0.7          0.6           0.7          0.7          0.7
     Corporate and eliminations                          0.4          0.1           0.2          0.2          0.2
                                                     --------     --------     ---------     --------    ---------
Total business segment(2) depreciation and
amortization                                             9.2          9.8          10.5         10.5         10.6

BUSINESS SEGMENT(2) OPERATING INCOME
     Business Services                                   9.1          9.1           9.5         10.6         13.5
     Operator Services                                   7.2          8.6           6.7          7.4          4.8
     Consumer Internet                                  (1.7)        (1.3)         (0.9)        (0.5)        (0.5)
     Mobile Services                                     0.9          1.2           0.9          1.1          1.6
     Corporate and eliminations                         (1.6)        (1.6)         (1.7)        (1.2)        (2.0)
                                                     --------     --------     ---------     --------    ---------
Total business segment(2) operating income              13.9         16.0          14.5         17.4         17.4

Less: equity method ventures operating income           (8.8)        (9.3)         (0.2)        (0.2)         0.1
                                                     --------     --------     ---------     --------    ---------

Consolidated operating income                            5.1          6.7          14.3         17.2         17.5

  Equity in earnings (losses) of ventures               (1.2)         3.3           0.6          0.1         (0.1)
  Foreign currency gain (loss)                          (0.2)        (0.1)         (0.6)         0.2           --
  Interest income (expense), net                          --         (0.2)         (0.4)        (0.4)        (0.6)
  Minority interest                                     (0.1)        (0.2)         (0.1)        (0.1)        (0.1)
  Income taxes                                          (0.8)        (1.7)         (0.8)        (4.2)        (4.8)
                                                     --------     --------     ---------     --------    ---------
NET INCOME                                              $2.8         $7.8         $13.0        $12.8        $11.9
                                                     ========     ========     =========     ========    =========


                                    - MORE -

     The following table presents selected operating data(3) related to our consolidated and non-consolidated ventures at and for the periods shown:

                                                               Three Months Ended:
                                             --------------------------------------------------------
                                                   12/31/02           3/31/03             6/30/03
                                                   --------           -------             -------
Points of presence                                      149                149                 149
Total voice minutes (millions)
      Local                                           270.5              277.2               279.1
      Domestic long distance                          104.2              116.2               106.5
      International outgoing                           53.2               60.6                52.5
      Incoming                                        118.1              116.7               131.2
Dial-up Internet access subscribers(4)              242,155            278,823             280,243
Total active cellular subscribers                    35,386             35,308              36,314
Total employees - consolidated entities               1,708              1,753               1,812
Total employees - non-consolidated entities             104                116                 127



NOTES TO DATA FOR GOLDEN TELECOM:

1. EBITDA is defined as operating income plus depreciation and amortization. This measure is not defined by generally accepted accounting principles
     (GAAP) and is a measure of a company performance commonly used in the telecommunications industry, but should not be construed as an alternative to operating income/(loss) determined in accordance with GAAP as an indicator of operating performance or as an alternative to cash from operating activities determined in accordance with GAAP as a measure of liquidity. A reconciliation of EBITDA to operating income is included in the press release.

2. Business segment information is defined as the results of Golden Telecom, Inc. plus the results of 100% of Sovintel and a number of non-consolidated regional joint ventures for all periods referenced.

3.   MCT Corp. is not included in the operating data shown.

4. Dial-up Internet subscribers is the number of users (or logins) who have logged on to the system during the month in question, regardless of whether they are enabled or disabled at month end. It specifically excludes "on-trial" users, free users and internal users.